Net Trading and Other Income	12 Months Ended
Dec. 31, 2019
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Net Trading and Other Income
5. NET TRADING AND OTHER INCOME

	Group
	2019 £m	2018 £m	2017 £m
Net trading and funding of other items by the trading book	6	245	205
Net gains/(losses) on other financial assets at fair value through profit or loss	19	(6)	80
Net losses on other financial liabilities at fair value through profit or loss	(83)	(44)	(97)
Net gains/(losses) on derivatives managed with assets/liabilities held at fair value through profit or loss	69	(128)	(17)
Hedge ineffectiveness	8	34	5
Net profit on sale of available-for-sale assets			54
Net profit on sale of financial assets at fair value through other comprehensive income	15	19
Income from operating lease assets	124	86	44
Other	37	(24)	28

	195	182	302

Following the implementation of our ring-fencing plans in 2018, assets and liabilities held at fair value through profit or loss, including derivatives, are predominantly used to provide customers with risk management solutions, and to manage and hedge the Santander UK group’s own risks, and do not give rise to significant overall net gains/(losses) in the income statement.
‘Net trading and funding of other items by the trading book’ includes fair value losses of £42m (2018: gains of £22m, 2017: losses of £27m) on embedded derivatives bifurcated from certain equity index-linked deposits, as described in the derivatives accounting policy in Note 1. The embedded derivatives are economically hedged, the results of which are also included in this line item, and amounted to gains of £43m (2018: losses of £21m, 2017: gains of £28m). As a result, the net fair value movements recognised on the equity index-linked deposits and the related economic hedges were net gains of £1m (2018: £1m, 2017: £1m).
In 2019, ‘net profit on sale of financial assets at fair value through other comprehensive income’ included additional consideration of £15m in connection with the 2017 Vocalink Holdings Limited shareholding sale. In 2017, ‘Net profit on sale of available-for-sale assets’ included a gain of £48m in respect of the sale of the Vocalink Holdings Limited shareholding.
Exchange rate differences recognised in the Consolidated Income Statement on items not at fair value through profit or loss were £1,102m income (2018: £689m expense, 2017: £109m expense) and are presented in the line ‘Net trading and funding of other items by the trading book.’ These are principally offset by related releases from the cash flow hedge reserve of £1,013m expense (2018: £752m income, 2017: £94m income) as set out in the Consolidated Statement of Comprehensive Income, which are also presented in ‘Net trading and funding of other items by the trading book’. Exchange rate differences on items measured at fair value through profit or loss are included in the line items relating to changes in fair value.

In 2019, our accounting treatment for residual value risk changed. This resulted in a £24m reversal of RV provisions recognised in other income (of which £22m relates to charges taken in prior periods) which was partially offset by £7.5m accelerated depreciation of the underlying asset (prior periods: £2.3m). The net adjustment is not considered material and therefore the 2018 accounts were not restated.